Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Nuvectra Corporation
CASE NUMBER:	19-43090
JUDGE:	Honorable Brenda T. Rhoades

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING: March 31 (MONTH) 2020 (YEAR)

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Jennifer J. Kosharek
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

Chief Financial Officer
TITLE

Jennifer J. Kosharek
PRINTED NAME OF RESPONSIBLE PARTY

4/17/2020
DATE

PREPARER:

/s/ Jennifer J. Kosharek
ORIGINAL SIGNATURE OF PREPARER

Chief Financial Officer
TITLE

Jennifer J. Kosharek
PRINTED NAME OF PREPARER

4/17/2020
DATE

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME: Nuvectra Corporation

CASE NUMBER: 19-43090

COMPARATIVE BALANCE SHEET

		NOVEMBER 30	DECEMBER 31	JANUARY 31	FEBRUARY 29	MARCH 31
ASSETS						
1.	UNRESTRICTED CASH	$ 9,565,361	$ 8,286,353	$ 7,292,985	$ 5,769,858	$ 7,139,379
2.	RESTRICTED CASH	$ -	$ -	$ -	$ -	$ -
3.	TOTAL CASH	$ 9,565,361	$ 8,286,353	$ 7,292,985	$ 5,769,858	$ 7,139,379
4.	ACCOUNTS RECEIVABLE (NET)	$ 4,270,444	$ 3,025,206	$ 1,811,492	$ 1,505,221	$ 1,282,197
5.	INVENTORY	$ 13,503,589	$ 13,049,987	$ 12,997,714	$ 12,867,167	$ 9,860,712
6.	NOTES RECEIVABLE	$ -	$ -	$ -	$ -	$ -
7.	PREPAID EXPENSES	$ 1,971,200	$ 1,696,383	$ 1,457,476	$ 1,325,352	$ 1,195,044
8.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
9.	TOTAL CURRENT ASSETS	$ 29,310,594	$ 26,057,929	$ 23,559,667	$ 21,467,598	$ 19,477,332
10.	PROPERTY, PLANT & EQUIPMENT	$ 11,909,274	$ 11,909,274	$ 11,909,274	$ 11,909,274	$ 9,415,068
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION	$ (6,815,209)	$ (6,909,877)	$ (7,003,191)	$ (7,117,762)	$ (7,250,185)
12.	NET PROPERTY, PLANT & EQUIPMENT	$ 5,094,064	$ 4,999,397	$ 4,906,083	$ 4,791,512	$ 2,164,884
13.	DUE FROM INSIDERS	$ -	$ -	$ -	$ -	$ -
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
15.	OTHER (ATTACH LIST)	$ 1,438,411	$ 1,400,555	$ 1,362,368	$ 1,323,850	$ 1,284,997
16.	**TOTAL ASSETS**	$ 35,843,070	$ 32,457,881	$ 29,828,118	$ 27,582,960	$ 22,927,213
POSTPETITION LIABILITIES						
17.	ACCOUNTS PAYABLE	$ 68,036	$ 225,061	$ 46,536	$ 366,499	$ 376,714
18.	TAXES PAYABLE	$ (14,628)	$ (20,633)	$ (24,500)	$ (15,787)	$ (9,413)
19.	NOTES PAYABLE	$ -	$ -	$ -	$ -	$ -
20.	PROFESSIONAL FEES	$ 369,096	$ 984,480	$ 971,804	$ 1,146,856	$ 1,251,708
21.	SECURED DEBT	$ -	$ -	$ -	$ -	$ -
22.	OTHER (ATTACH LIST)	$ 559,952	$ 836,758	$ 322,953	$ (7,609)	$ 32,669
23.	TOTAL POSTPETITION LIABILITIES	$ 982,457	$ 2,025,665	$ 1,316,793	$ 1,489,959	$ 1,651,678
PREPETITION LIABILITIES						
24.	SECURED DEBT	$ 10,168,789	$ 10,269,356	$ 10,369,923	$ 10,470,490	$ 10,571,057
25.	PRIORITY DEBT	$ 900,091	$ 600,548	$ 450,761	$ 244,276	$ 231,488
26.	UNSECURED DEBT	$ 9,345,809	$ 8,898,627	$ 8,662,818	$ 8,663,848	$ 8,603,619
27.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
28.	TOTAL PREPETITION LIABILITIES	$ 20,414,689	$ 19,768,531	$ 19,483,501	$ 19,378,614	$ 19,406,163
29.	**TOTAL LIABILITIES**	$ 21,397,146	$ 21,794,196	$ 20,800,294	$ 20,868,573	$ 21,057,841
EQUITY						
30.	PREPETITION OWNERS' EQUITY	$ 16,627,024	$ 14,445,924	$ 10,663,685	$ 9,027,824	$ 6,714,386
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)	$ (2,181,101)	$ (3,782,239)	$ (1,635,861)	$ (2,313,438)	$ (4,845,015)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)	$ -	$ -	$ -	$ -	$ -
33.	TOTAL EQUITY	$ 14,445,924	$ 10,663,685	$ 9,027,824	$ 6,714,386	$ 1,869,371
34.	**TOTAL LIABILITIES & OWNERS' EQUITY**	$ 35,843,070	$ 32,457,881	$ 29,828,118	$ 27,582,960	$ 22,927,212

Page 1a - Other LT Asset Detail

GL Account Name	GL Acct #	Description	Notes	Mar. 31, 2020
ROU Operating Leases - Noncurrent	16010	ASC 842 Right of Use Operating Leases Asset	Account reconciliation available upon request	$ 1,418,198
ROU Operating Leases - Noncurrent	16010	ASC 842 Right of Use Operating Leases Asset	Account reconciliation available upon request	$ 415,559
Operating Leases Noncurrent Amortizati	16011	ASC 842 Right of Use Operating Leases Asset Amortization	Account reconciliation available upon request	$ (440,950)
Operating Leases Noncurrent Amortizati	16011	ASC 842 Right of Use Operating Leases Asset Amortization	Account reconciliation available upon request	$ (107,811)
				$ 1,284,997

		(CR) / DR			(CR) / DR	(CR) / DR
		Balance			POST - Petition Portion Only	Pre-Petition Still Existing at
GL Account Name	Notes	Mar. 31, 2020	GL Acct #		Mar. 31, 2020	Mar. 31, 2020
Manual AP Accrual	Post petition amount per GL reconciliation. Services incurred not yet invoiced.	(1,519,476)	20106		(1,227,109)	(292,367)
Received, Not Invoiced		-	20110		-	-
Accrued Warranty	No update to accrual post petition. No new trials/perms.	(282,084)	20250		-	(282,084)
Other Accrued Expenses	Blaine property taxes & other accruals, if applicable	(32,979)	20251		(32,979)	-
Deferred Lease Payments	GAAP Straight Line Rent Expense Calculation. Difference in actual rent pymt and straight line amortization (also see ROU accts)	(17,964)	20602		(1,683)	(16,281)
Operating Lease Liability - Noncurrent	ASC 842 Right of Use Operating Leases Liability. Note this liability was booked when 842 implemented (along with the asset) and is decreased every month (along with the asset which gets amortized) as we progress through the leases	(1,616,525)	20610		-	(1,616,525)
TOTAL OTHER LIABILITIES		**(3,469,028)**				
Accrued Salaries & Wages	Accrual, if any, all post petition	-	20210		-	-
Accrued PTO	Employee balances re-set to 80 hours max on 12/31/19. All paid in 2020.	-	20211		-	-
Accrued Commissions	Guarantees and earned amounts (plus auto allow) post-petition not yet paid at 12/31	-	20215		-	-
Accrued Medical	All paid / remitted	-	20225		-	-
Accrued H.S.A & Flex Benefits	All post-petition.	1,820	20230		1,820	-
Accrued FSA	Unable to separate pre/post. Assuming most accrued pre-petition.	(10,994)	20231		-	(10,994)
Accrued Vision	All paid / remitted	-	20232		-	-
Accrued 401K	All post-petition.	(5,103)	20235		(5,103)	-
Accrued Other Payroll	Post-petition amount per GL reconciliation for expense reports not yet paid. Pre-petition amount per GL reconciliation for claims over cap.	(257,048)	20240		(8,020)	(249,028)
Accrued Payroll Taxes	Accrual all post petition	-	20245		-	-
Accrued Sales Tax	The debit balance is primarily caused by a $30K refund due from the state of Ohio for corrections made in Sept. between customer billings and our remittance to the state. We have requested a refund check but it will take ~ 6 months due to backlog. This account is fully related to pre-petition as we have no post-petition trials/perms generating sales tax (revisions are immaterial).	28,535	20255		-	28,535
Accrued Use Tax		-	20260		-	-
Accrued State Taxes		(15,095)	20405			
TOTAL PRIORITY LIABILITIES		**(257,885)**			**(11,303)**	**(231,488)**
TOTAL TRADE A/P		**(6,759,871)**				
TOTAL THIS TAB		**(10,486,785)**				
TOTAL PER PAGE 1 TAB (Liabilities w/o Secured Debt)		**(10,486,785)**				
					(1,284,376)	
		Professional Fees Separately Disclosed			(1,251,708)	
		Total Post Petition Liabilities (Other)			(32,669)	
		(242,790)				
		(242,790)				

Operating Report
ACCRUAL BASIS-2

CASE NAME:	Nuvectra Corporation
CASE NUMBER:	19-43090

INCOME STATEMENT	NOVEMBER 13-30	DECEMBER 1-31	JANUARY 1-31	FEBRUARY 1-29	MARCH 1-31
REVENUES					
1. GROSS REVENUES	$ 191,673	$ 314,168	$ 67,344	$ 342,062	$ 317,886
2. LESS: RETURNS & DISCOUNTS	$ 188,618	$ 332,378	$ 279,983	$ 340,015	$ 317,886
3. NET REVENUE	$ 3,055	$ (18,210)	$ (212,639)	$ 2,047	$ -
COST OF GOODS SOLD					
4. MATERIAL	$ 211,203	$ 182,556	$ 113,945	$ 130,547	$ 668,698
5. DIRECT LABOR	$ -	$ -	$ -	$ -	$ -
6. DIRECT OVERHEAD	$ -	$ -	$ -	$ -	$ -
7. TOTAL COST OF GOODS SOLD	$ 211,203	$ 182,556	$ 113,945	$ 130,547	$ 668,698
8. GROSS PROFIT (LOSS)	$ (208,148)	$ (200,766)	$ (326,584)	$ (128,500)	$ (668,698)
OPERATING EXPENSES					
9. OFFICER / INSIDER COMPENSATION	$ 89,159	$ 114,563	$ 193,941	$ 145,276	$ 44,221
10. SELLING & MARKETING	$ 293,728	$ 1,351,157	$ 156,097	$ 134,892	$ 64,563
11. GENERAL & ADMINISTRATIVE	$ 1,051,830	$ 1,050,582	$ (75,891)	$ 712,919	$ 469,604
12. RENT & LEASE	$ 43,580	$ 70,855	$ 69,651	$ 70,555	$ 70,382
13. OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
14. TOTAL OPERATING EXPENSES	$ 1,478,297	$ 2,587,157	$ 343,798	$ 1,063,641	$ 648,770
15. INCOME (LOSS) BEFORE NON-OPERATING INCOME & EXPENSE	$ (1,686,444)	$ (2,787,923)	$ (670,383)	$ (1,192,141)	$ (1,317,468)
OTHER INCOME & EXPENSES					
16. NON-OPERATING INCOME (ATTACH LIST)	$ (2,258)	$ (99)	$ (7)	$ -	$ 2,483,911
17. NON-OPERATING EXPENSE (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
18. INTEREST EXPENSE	$ 72,498	$ 284,363	$ 132,888	$ 204,803	$ 204,973
19. DEPRECIATION / DEPLETION	$ 55,320	$ 94,668	$ 93,314	$ 114,571	$ 132,423
20. AMORTIZATION	$ -	$ -	$ -	$ -	$ -
21. OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
22. NET OTHER (INCOME) & EXPENSES	$ 125,560	$ 378,932	$ 226,195	$ 319,374	$ 2,821,307
REORGANIZATION EXPENSES					
23. PROFESSIONAL FEES	$ 369,096	$ 615,384	$ 698,066	$ 805,624	$ 698,066
24. U.S. TRUSTEE FEES	$ -	$ -	$ 41,217	$ -	$ -
25. OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
26. TOTAL REORGANIZATION EXPENSES	$ 369,096	$ 615,384	$ 739,283	$ 805,624	$ 698,066
27. INCOME TAX	$ -	$ -	$ -	$ (3,701)	$ 8,175
28. NET PROFIT (LOSS)	$ (2,181,101)	$ (3,782,239)	$ (1,635,861)	$ (2,313,438)	$ (4,845,015)

GL Account Name	GL Acct #	GL Entries Mar. 1-31, 2020	Description
Other Income/Expense	80120	$ -	SVB bank account revenue share
Realized Gain/Loss on Disposal	80130	$ 2,483,911	Loss from sale of inventory and fixed assets offset by cash received from sale of certain assets to Cirtec.

CASE NAME:	Nuvectra Corporation
CASE NUMBER:	19-43090

CASH RECEIPTS AND DISBURSEMENTS	DECEMBER 1-31	JANUARY 1-31	FEBRUARY 1-29	MARCH 1-31
1. CASH - BEGINNING OF MONTH	$ 9,565,361	$ 8,286,353	$ 7,292,985	$ 5,769,858
RECEIPTS FROM OPERATIONS				
2. CASH SALES				
COLLECTION OF ACCOUNTS RECEIVABLE				
3. PREPETITION				
4. POSTPETITION	$ 1,235,009	$ 1,140,688	$ 306,205	$ 223,204
5. TOTAL OPERATING RECEIPTS	$ 1,235,009	$ 1,140,688	$ 306,205	$ 223,204
NON-OPERATING RECEIPTS				
6. LOANS & ADVANCES (ATTACH LIST)				
7. SALE OF ASSETS				$ 2,294,622
8. OTHER (ATTACH LIST)	$ 29,346	$ 61,644	$ 29,062	$ 20,679
9. TOTAL NON-OPERATING RECEIPTS	$ 29,346	$ 61,644	$ 29,062	$ 2,315,301
10. TOTAL RECEIPTS	$ 1,264,354	$ 1,202,333	$ 335,268	$ 2,538,504
11. TOTAL CASH AVAILABLE	$ 10,829,715	$ 9,488,686	$ 7,628,253	$ 8,308,363
OPERATING DISBURSEMENTS				
12. NET PAYROLL	$ 1,676,732	$ 843,551	$ 634,439	$ 143,025
13. PAYROLL TAXES PAID	$ 90,933	$ 77,096	$ 50,631	
14. SALES, USE & OTHER TAXES PAID	$ 51,457	$ 24,231	$ 38	
15. SECURED / RENTAL / LEASES	$ 318,821	$ 215,652	$ 220,595	$ 219,027
16. UTILITIES				
17. INSURANCE	$ 176,341	$ 106,402	$ 191,019	$ 52,760
18. INVENTORY PURCHASES				
19. VEHICLE EXPENSES				
20. TRAVEL				
21. ENTERTAINMENT				
22. REPAIRS & MAINTENANCE				
23. SUPPLIES				
24. ADVERTISING				
25. OTHER (ATTACH LIST)	$ 229,076	$ 596,605	$ 131,101	$ 160,956
26. TOTAL OPERATING DISBURSEMENTS	$ 2,543,362	$ 1,863,536	$ 1,227,823	$ 575,769
REORGANIZATION EXPENSES				
27. PROFESSIONAL FEES	$ -	$ 290,948	$ 630,571	$ 593,214
28. U.S. TRUSTEE FEES	$ -	$ 41,217	$ -	
29. OTHER (ATTACH LIST)				
30. TOTAL REORGANIZATION EXPENSES	$ -	$ 332,165	$ 630,571	$ 593,214
31. TOTAL DISBURSEMENTS	$ 2,543,362	$ 2,195,701	$ 1,858,395	$ 1,168,983
32. NET CASH FLOW	$ (1,279,007)	$ (993,368)	$ (1,523,127)	$ 1,369,521
33. CASH - END OF MONTH	$ 8,286,353	$ 7,292,985	$ 5,769,858	$ 7,139,379

NON-OPERATING RECEIPTS

6,823	Non-Op Receipts - Interest on Asset Management Account Total
	Non-Op Receipts Other - Legal Fee reimbursement
	Non-Op Receipts Other - Payroll-related: Namely tax corrections
	Non-Op Receipts Other - Vendor Deposit Refund
	Non-Op Receipts Other - Payroll-related: Monthly Wageworks reimbursement (HSA, FSA, HRA, COBRA) Total
13,857	Non-Op Receipts Other - NNX payment that will be returned
20,679	8. OTHER

OPERATING DISBURSEMENTS

166	Op Disbursement - Other - Management Fee on Investment/Wageworks Acct Total
25,805	Op Disbursement - Other - Payroll-related: H.S.A./Acensus 401K/ F.S.A
3,764	Op Disbursement - Other - Bank Fee
427	Op Disbursement - Other -sales tax payment
	Op Disbursement - Other -BOD payments
130,795	Op Disbursement - Other Vendors Total
160,956	25. OTHER

	Op Disbursement - Other - US Trustee
	Op Disbursement - Other - Legal fees
-	Total Reorganization Expenses

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	Nuvectra Corporation
CASE NUMBER:	19-43090

ACCOUNTS RECEIVABLE AGING		DECEMBER 31	JANUARY 31	FEBRUARY 29	MARCH 31
1.	0-30	$ 1,620,337	$ 80,132	$ 526	$ 502
2.	31-60	$ 882,820	$ 810,452	$ 135,260	$ -
3.	61-90	$ 328,917	$ 529,291	$ 704,026	$ 53,778
4.	91+	$ 766,957	$ 965,442	$ 1,217,195	$ 1,779,702
5.	TOTAL ACCOUNTS RECEIVABLE	$ 3,599,032	$ 2,385,317	$ 2,057,006	$ 1,833,982
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$ (573,826)	$ (573,826)	$ (551,785)	$ (551,785)
7.	ACCOUNTS RECEIVABLE (NET)	$ 3,025,206	$ 1,811,492	$ 1,505,221	$ 1,282,197

AGING OF POSTPETITION TAXES AND PAYABLES MONTH: March 31 2020

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$ -	$ -	$ -	$ -	$ -
2.	STATE	$ (9,413)	$ -	$ -	$ -	$ (9,413)
3.	LOCAL	$ -	$ -	$ -	$ -	$ -
4.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
5.	TOTAL TAXES PAYABLE	$ (9,413)	$ -	$ -	$ -	$ (9,413)
6.	ACCOUNTS PAYABLE	$307,421	$69,294	$0	$0	$ 376,714

STATUS OF POSTPETITION TAXES MONTH: March 31 2020

FEDERAL			BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING	Payroll	$ -	$ 19,582	$ 19,582	$ -
2.	FICA-EMPLOYEE	Payroll	$ -	$ 10,013	$ 10,013	$ -
3.	FICA-EMPLOYER	Payroll	$ -	$ 10,013	$ 10,013	$ -
4.	UNEMPLOYMENT	Payroll	$ -	$ -	$ -	$ -
5.	INCOME		$ -	$ -	$ -	$ -
6.	OTHER (ATTACH LIST)		$ -	$ -	$ -	$ -
7.	TOTAL FEDERAL TAXES		$ -	$ 39,607	$ 39,607	$ -
STATE AND LOCAL						
8.	WITHHOLDING	Payroll	$ -	$ 2,546	$ 2,546	$ -
9.	SALES		$ (28,535)	$ -	$ -	$ (28,535)
10.	EXCISE		$ -	$ -	$ -	$ -
11.	UNEMPLOYMENT	Payroll	$ -	$ -	$ -	$ -
12.	REAL PROPERTY		$ 12,748	$ 6,374	$ -	$ 19,122
13.	PERSONAL PROPERTY		$ -	$ -	$ -	$ -
14.	OTHER (ATTACH LIST)		$ -	$ -	$ -	$ -
15.	TOTAL STATE & LOCAL		$ (15,787)	$ 8,920	$ 2,546	$ (9,413)
16.	TOTAL TAXES		$ (15,787)	$ 48,527	$ 42,153	$ (9,413)

Monthly Operating Report
ACCRUAL BASIS-5

CASE NAME:	Nuvectra Corporation
CASE NUMBER:	19-43090

MONTH: March 31 2020

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	Account #4	
A.	**BANK:**	Silicon Valley Bank	Silicon Valley Bank	Silicon Valley Bank	Silicon Valley Bank	TOTAL
B.	**ACCOUNT NUMBER:**	0826	2403	0906	8007	
C.	**PURPOSE (TYPE):**	Analysis Checking	Sweep Investment	Analysis Checking Lockbox	Utilities	
1.	BALANCE PER BANK STATEMENT	$ 402	$ 6,572,394	$ -	$ 41,533	$ 6,614,329
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$ -	$ (2,086)	$ -	$ -	$ (2,086)
3.	SUBTRACT: OUTSTANDING CHECKS	$ 55,608	$ -	$ -	$ -	$ 55,608
4.	OTHER RECONCILING ITEMS	$ -	$ -	$ -	$ -	$ -
5.	MONTH END BALANCE PER BOOKS	$ (55,206)	$ 6,570,308	$ -	$ 41,533	$ 6,556,635
6.	NUMBER OF LAST CHECK WRITTEN	7510	N/A	N/A	N/A	

INVESTMENT ACCOUNTS

	BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE		TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.	Silicon Valley Bank Asset Mgmnt x1350	N/A		N/A	N/A	$ 582,745
8.						
9.						
10.						
11.	TOTAL INVESTMENTS					$ 582,745

CASH

12.	CURRENCY ON HAND	$ -
13.	**TOTAL CASH - END OF MONTH**	$ 7,139,379

Monthly Operating Report
ACCRUAL BASIS-6

CASE NAME:	Nuvectra Corporation
CASE NUMBER:	19-43090

MONTH: March 1-31 2020

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. Fred Parks	Payroll	$ -	$ 123,058
2. Jennifer Kosharek	Payroll	$ 17,952	$ 109,155
3. Ben Tranchina	Payroll	$ -	$ 85,229
4. Bonnie Schmidt	Payroll	$ 9,641	$ 64,413
5. N/A	N/A	$ -	$ -
6. TOTAL PAYMENTS TO INSIDERS		$ 27,593	$ 381,855

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1. Norton Rose Fulbright LLP			$ 100,474	$ 317,489	$ 311,407
2. Dorsey & Whitney LLP			$ 101,775	$ 245,685	$ 311,398
3. Alvarez & Marsal LLC			$ 54,505	$ 205,697	$ 191,424
4. Stout			$ -	$ 202,336	$ -
5. KCC			$ 66,194	$ 273,258	$ 150,000
6. Lenders (SVB & Oxford)			$ -	$ -	$ -
7. Unsecured Creditors Committee			$ 270,267	$ 270,267	$ 287,478
8. TOTAL PAYMENTS TO PROFESSIONALS			$ 593,214	$ 1,514,733	$ 1,251,708

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. Silicon Valley Bank	$ 59,847	$ 55,986	$ -
2. Oxford Finance	$ 59,847	$ 55,986	$ -
3. Integer / Greatbatch	$ 44,082	$ 44,082	$ -
4. EOS Development LLC / 105 EDGEVIEW OWNER LP	$ 40,514	$ 40,986	$ -
5. N/A	$ -	$ -	$ -
6. TOTAL	$ 204,291	$ 197,040	$ -

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	Nuvectra Corporation
CASE NUMBER:	19-43090

MONTH: March 31 2020

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X	
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X	
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1 - Assets sold outside the normal course of business included the sale of certain assets to Cirtec.

4 - A payment was made to Minnetronix for Aleva funds.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X	
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X	
3.	PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS					
TYPE OF POLICY	CARRIER	PERIOD COVERED		PAYMENT AMOUNT & FREQUENCY	
N/A	N/A	N/A	N/A	N/A	N/A